UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-07762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Suzan J. Afifi First Eagle Funds 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-2700

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments. — The schedule of investments for the period ended July 31, 2014, is filed herewith.

FIRST EAGLE

Absolute Return Fund

Schedule of Investments • Period Ended July 31, 2014 (unaudited)

SHARES	DESCRIPTION		COST	VALUE

Exchange Traded Funds — 31.95%

83,000	PowerShares DB Commodity Index Tracking Fund (a)		$2,179,450	$2,099,900
30,700	SPDR S&P 500 ETF Trust		5,863,233	5,927,863
Total Exchange Traded Funds			8,042,683	8,027,763

Investment Company — 52.28%

13,137,962	State Street Institutional U.S. Government Money Market Fund, Institutional Class		13,137,962	13,137,962

PRINCIPAL

U.S. Bonds — 14.84%

Government Obligations 14.84%
$2,000,000	U.S. Treasury Bond 3.375% due 05/15/44		1,996,397	2,024,376
1,530,990	U.S. Treasury Inflation Indexed Bond 1.375% due 02/15/44		1,618,530	1,703,704
Total U.S. Bonds			3,614,927	3,728,080

CONTRACTS		STRIKE PRICE	EXPIRATION DATE

Call Options Purchased — 0.20%

600	CBOE SPX Volatility Index (Cost: $29,951)	$21.00	September 2014	51,000
Total Investment Portfolio Excluding Options Written — 99.27% (Cost: $24,825,523)				24,944,805

Covered Call Options Written — (0.21)%

300	CBOE SPX Volatility Index (Premium Received $30,487)	16.00	September 2014	(52,500)
Total Investments — 99.06% (Cost: $24,795,036)				24,892,305
Other Assets in Excess of Liabilities — 0.94%				237,441
Net Assets — 100.00%				$25,129,746

(a) Non-income producing security/commodity.

At July 31, 2014, cost is substantially identical for both book and federal income tax purposes. . Net unrealized appreciation consisted of:

Gross unrealized appreciation	$198,832
Gross unrealized depreciation	(101,563)
Net unrealized appreciation	$97,269

Abbreviations used in this schedule include:

CBOE	— Chicago Board Options Exchange
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depository Receipts

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • July 31, 2014

Schedule of Investments • Period Ended July 31, 2014 (unaudited)

Centrally Cleared Credit Default Swaps:

Clearing Broker	Exchange	Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread	Termination Date	Notional Amount	Upfront fees paid/(received)	Market Value	Unrealized Appreciation/ (Depreciation)

Buy Protection:
Morgan Stanley & Co., LLC	CME	CDX-NAHY Series 22 5 Year Index version 2	(5.00)%	3.04%	06/20/19	$1,980,000	$(129,639)	$(145,358)	$(15,719)
Morgan Stanley & Co., LLC	ICE	CDX-NAHY Series 22 5 Year Index version 2	(5.00)%	3.04%	06/20/19	990,000	(85,661)	(72,678)	12,983
						$2,970,000	$(215,300)	$(218,036)	$(2,736)

Sell Protection:
Morgan Stanley & Co., LLC	ICE	CDX-NAIG Series 22 5 Year Index	1.00%	0.59%	06/20/19	$13,000,000	$223,531	$233,000	$9,469
Morgan Stanley & Co., LLC	ICE	CDX-NAIG Series 22 5 Year Index	1.00%	0.59%	06/20/19	3,000,000	51,296	53,770	2,474
						$16,000,000	$274,827	$286,770	$11,943

Over-the-Counter Credit Default Swaps:

Counterparty	Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread	Termination Date	Notional Amount	Upfront fees paid/(received)	Market Value	Unrealized Appreciation/	Credit Rating of Referenced Obligation

Buy Protection:
Bank of America Merrill Lynch	United Mexican States 5.95% due 03/19/19	(1.00)%	0.64%	06/20/19	$4,000,000	$(46,005)	$(38,566)	$7,439	BBB+

Over-the-Counter Total Return Swaps:

		Rate Type
Counterparty	Referenced Index	Payment made by Fund	Payment received by Fund	Termination Date	Notional Amount	Unrealized Depreciation

Barclays Capital Inc.	Barclays US Intermediate Aggregate Ex-Credit Index	1Mo.LIBOR + 18BPS	Index Return	08/01/14	$9,000,000	$(38,738)
Goldman Sachs International	Barclays US Inflation Linked Bonds 1 to 10 Year Total Return Index	1Mo.LIBOR + 10BPS	Index Return	09/02/14	4,000,000	(1,349)

					$13,000,000	$(40,087)

Abbreviations used in this schedule include:

CME	— Chicago Mercantile Exchange
ICE	— Intercontinental Exchange

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • July 31, 2014

Schedule of Investments • Period Ended July 31, 2014 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS

PERCENT OF NET ASSETS

Exchange Traded Funds	31.95%
Investment Company	52.28
U.S. Bonds
Government Issues	14.84
Total U.S. Bonds	14.84
Call Options Purchased	0.20
Covered Call Options Written	(0.21)

Total Investments	99.06%

See Notes to Schedule of Investments.

FIRST EAGLE  FUNDS • QUARTERLY NQ REPORT • July 31, 2014

FIRST EAGLE ABSOLUTE RETURN FUND

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

First Eagle Absolute Return Fund (the “Fund”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is one of the portfolios in the First Eagle Funds (the “Trust”). The Trust is a Delaware statutory trust. The Fund seeks long-term absolute returns. An “absolute” return refers to a return on investment that is evaluated on its own merits and not by reference to a benchmark or other similar “relative” return. The Fund commenced operations on May 14, 2014.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Fund. The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values.

Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Valuation Committee or Valuation Panel (collectively, the “Committees”). The Committees’ responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Funds’ valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

The following is a summary of the Funds’ inputs used to value the Funds’ investments as of July 31, 2014:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:†
Exchange-Traded Funds	$8,027,763	$—	$—	$8,027,763
Investment Company	13,137,962	—	—	13,137,962
U.S. Bonds	—	3,728,080	—	3,728,080
Call Options Purchased	51,000	—	—	51,000
Centrally Cleared Credit Default Swaps	—	24,926	—	24,926
Over-the-Counter Credit Default Swaps	—	7,439	—	7,439
Total	$21,216,725	$3,760,445	$—	$24,977,170

Liabilities:
Covered Call Options Written	$52,500	$—	$—	$52,500
Centrally Cleared Credit Default Swaps	—	15,719	—	15,719
Over-the-Counter Total Return Swaps	—	40,087	—	40,087
Total	$52,500	$55,806	$—	$108,306

†

See Schedule of Investments for additional detailed categorizations.

For the period ended July 31, 2014, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Exchange Traded Funds - The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Options - For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, or use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended July 31, 2014, the Fund held purchased options and written options for hedging purposes.

For the period ended July 31, 2014, the Fund had the following options transactions:

First Eagle Absolute Return Fund

WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at May 14, 2014*	0	$0
Options written	800	90,467
Options assigned	0	0
Options expired/closed	(500)	(59,980)
Options outstanding at July 31, 2014	300	$30,487

PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at May 14, 2014*	0	$0
Options purchased	1,600	85,591
Options closed	(1,000)	(55,640)
Options outstanding at July 31, 2014	600	29,951

* Commencement of operations.

As of July 31, 2014, cash amount of $69,840 was segregated for options collateral.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At July 31, 2014, the Fund had the following options grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE	LIABILITY DERIVATIVE FAIR VALUE	REALIZED GAIN (LOSS)	CHANGE IN APPRECIATION (DEPRECIATION)
Equity - Written options	$—	$52,500	$32,058	$(22,013)
Equity - Purchased options	51,000	—	$(38,497)	21,049

Swaps - The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non- hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/ depreciation of swaps on the statement of operations.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs Over-the-counter (“OTC”) derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

For OTC swaps, collateral may be posted initially by one party to the swap with the swap counterparty, and additional collateral may be transferred periodically as the fair value of the swap becomes more favorable to one party and less favorable to the counterparty. The ISDA Master Agreements that govern and establish terms for the OTC swaps provide the Fund with legal right of set off that is enforceable under law. The fair value of OTC derivative instruments, collateral received or pledged and net exposure by counterparty as of period end, is disclosed in the subsequent table.

Credit Default Swap

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the period ended July 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At July 31, 2014, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $16,000,000, with net unrealized appreciation of $11,943, and terms of less than 5 years, as reflected in the portfolio of investments.

Total Return Swaps

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involved commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

At July 31, 2014, the Fund had the following swaps grouped into appropriate risk categories illustrated below:

					GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE		LIABILITY DERIVATIVE FAIR VALUE		REALIZED GAIN (LOSS)	CHANGE IN APPRECIATION (DEPRECIATION)
Swap agreement-Credit Risk	$7,439		$—		$(876)	$7,439
Swap agreements-Credit Risk (Variation Margin)	24,926	(a)	15,719	(a)	14,409	9,207
Swap agreements-Equity Risk	—		40,087		70,383	(40,087)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Schedule of Investments.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of July 31, 2014:

COUNTERPARTY	GROSS AMOUNTS OF ASSETS	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Bank of America	$7,439	$—	$—	$7,439

COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Capital Inc.	$38,738	$—	$—	$38,738
Goldman Sachs International	1,349	—	—	1,349
	$40,087	$—	$—	$40,087

Item 2. Controls and Procedures.

a)             The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a))are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Eagle Funds
By	/s/ John P. Arnhold
John P. Arnhold, President

Date: September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer		Date: September 25, 2014

/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer		Date: September 25, 2014